STADION INVESTMENT TRUST

Stadion Tactical Income Fund
Class A Shares (TACFX), CUSIP 85235B848
Class C Shares (TACCX), CUSIP 85235B830
Class I Shares (TACSX), CUSIP 85235B822

SUPPLEMENT

Dated January 30, 2013

This Supplement updates the Prospectus dated December 30, 2012 (the “Prospectus”), and Statement of Additional Information, dated October 1, 2013 and amended December 30, 2012 (“SAI”), for the Stadion Tactical Income Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”), as described below.  Please keep this supplement for future reference.

Appointment of a New Fund Accountant and Administrator

Effective on or about April 1, 2013, ALPS Fund Services, Inc. (“ALPS”) will be appointed and thereafter serve as Fund Accountant and Administrator to the Fund.  Effective on or about April 1, 2013, all references in the Prospectus and SAI to the “Fund Accountant” and the “Administrator” shall refer thereafter to ALPS.

Effective on or about April 1, 2013, the following information replaces similar information found on page 28 of the SAI:

ALPS receives fees from the Trust for its services as Administrator and Fund Accountant, and is reimbursed for certain expenses assumed pursuant to the provision of such services.  The fee payable to ALPS as Administrator and Fund Accountant is as follows: 0.06% of the Trust’s annual net assets between $0 and $500 million, 0.04% of the Trust’s annual net assets between $500 million and $1 billion and 0.02% of the Trust’s annual net assets above $1 billion, subject to a minimum annual fee of $430,000 in the first year and $460,000 thereafter.

Appointment of a New Transfer Agent

Effective on or about April 1, 2013, ALPS will be appointed and thereafter serve as Transfer Agent to the Fund. Effective on or about April 1, 2013, all references in the Prospectus and SAI to the “Transfer Agent” shall refer thereafter to ALPS.  In addition, effective on or about April 1, 2013, all references to the address of the Transfer Agent shall be replaced with “P.O. Box 8656, Denver, CO 80201 (for Regular Mail) and 1290 Broadway, Suite 1100, Denver, CO 80203 (for Overnight Delivery)”.

Effective on or about April 1, 2013, the following information replaces similar information found on page 29 of the SAI:

The Transfer Agent is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account, $7 per open account through NSCC and $0.50 per inactive account. The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.

Appointment of a New Distributor

Effective on or about April 1, 2013, ALPS Distributors, Inc. (“ALPS Distributors”) will be appointed and thereafter serve as Distributor to the Fund.  Effective on or about April 1, 2013, all references in the Prospectus to the “Distributor” shall refer thereafter to ALPS Distributors.  In addition, effective on or about April 1, 2013, all references to the address of ALPS Distributors shall be replaced with “1290 Broadway, Suite 1100, Denver, CO 80203”.